Commitments	6 Months Ended
Jun. 30, 2018
Commitments [Abstract]
Commitments

11.Commitments

The Company enters into time charter arrangements on its vessels. These non-cancellable arrangements had remaining terms between seven days to five months as of June 30, 2018 and between six days to two months as of December 31, 2017, assuming redelivery at the earliest possible date. Future net minimum lease revenues receivable under non-cancellable operating leases as of June 30, 2018 and December 31, 2017, are as follows (vessel off-hires and dry-docking days that could occur but are not currently known are not taken into consideration; in addition early delivery of the vessels by the charterers is not accounted for):

	June 30, 2018	December 31, 2017
Within one year	2,724	1,548
Total	2,724	1,548

These amounts include consideration for other elements of the arrangement apart from the right to use the vessel such as maintenance and crewing and its related costs.

At June 30, 2018, the Company was a party to an operating lease agreement as lessee. The operating lease relates to the office premises of the Manager at a monthly rate of €10.36 and for a lease period ending January 2, 2025.

The future minimum lease payments under this agreement as of June 30, 2018 assuming a Euro: US dollar exchange rate for 2018: 1:1.16, were as follows:

June 30, 2018
Within one year	144
After one year but not more than five years	577
More than five years	217
Total	938